THIS INSTRUMENT PREPARED BY:

JOHN L. THOMAS, II
Attorney at Law
611 N. Wymore Road, Suite 105
Winter Park, Florida 32789
(407) 843-1290

AMENDMENT TO LEASE AGREEMENT

THIS AMENDMENT TO LEASE AGREEMENT (the "Amendment") is delivered and executed as of this 28th day of September, 2021, by and between **DAVIS & HARRELL, LLC, a Florida limited liability company** ("Lessor"), and **LASER PHOTONICS DBA FONAN LASER TECHNOLOGIES, LLC, a Delaware limited liability company** ("Lessee").

WITNESSETH

WHEREAS, the parties hereto are parties to that certain Lease Agreement dated September 27, 2016 (herein referred-to as the "Lease"); and

WHEREAS, the parties wish to extend the Lease Term for a period of Three (3) years commencing November 1, 2021 and expiring October 31, 2024.

NOW THEREFORE, the parties do hereby agree as follows:

1. The Lease Term of the Lease is hereby renewed for a period of Three (3) years commencing November 1, 2021 and expiring October 31, 2024 (the "Renewal Lease Term").

2. The monthly rental rate upon commencement and throughout the Renewal Lease Term shall be as follows:

November 1, 2021 – October 31, 2022	$14,241.86 per month
November 1, 2022 – October 31, 2023	$14,669.11 per month
November 1, 2021 – October 31, 2024	$15,109.19 per month

The monthly sales tax shall be added to each of the above monthly payments

3. The parties hereto ratify and confirm all terms and conditions of the Lease which are not inconsistent with the terms and conditions of this Amendment.

IN WITNESS WHEREOF, Lessor and Lessee have executed this AMENDMENT TO LEASE AGREEMENT the day and year first above written.

(Signatures on following page)

Signed, sealed and delivered
in the presence of:

Witnesses as to Lessor:

Mackenzie Daugherty
Witness Signature

Mackenzie Daugherty
Printed Name of Witness

Britany N. Avery
Witness Signature

Britany N. Avery
Printed Name of Witness

LESSOR:

DAVIS & HARRELL, LLC
A Florida limited liability company

By: Richard T. Davis

Print: Richard T. Davis

Title: Manager

Date: 9/28/2021

Witnesses as to Lessee:

Witness Signature

D. Nikitin
Printed Name of Witness

Witness Signature

G. Korotkov
Printed Name of Witness

LESSEE:

LASER PHOTONICS DBA FONAN
LASER TECHNOLOGIES, LLC, a
Delaware limited liability company

By: Wayne Tupuola

Print: Wayne Tupuola

Title: President

Date: 9/28/2021